Da Qing Long Jiang Wind Farm Project

50MW Wind Turbines Equipment Supply Contract

This document is a summary translation of key terms only from the original contract that is written in Chinese.  It is a summary, not a complete translation, and not all words or meanings may have the same effect as in the original contract.

Date: August 30, 2007

Venue: Wuhan

1.	Definition

1.1.	“Buyer” means Da Qing Long Jiang Wind Power Ltd.

1.2.	“Supplier” means Wuhan Guo Ce Nordic New Energy Ltd.

2.	Contract

2.1.
This contact should include manufacturing, transportation, installation, testing, successful production and quality assurance of wind turbines equipment (towers are not included). This contract should also include all the accessories equipment, replacement parts, specialized tools, blue prints, technical support, training and all the technical documents to ensure the installation, testing, training, technical support, operation and maintenance.

2.2.
Condition of equipments delivery: The equipments should be delivered to buyer at the project site. Supplier should be responsible for the train/ship arrangement to deliver the equipments to the site that designated by the buyer.

3.	Products and equipments

3.1.	Suppler to should supply the following equipments to the buyer:

3.1.1.	1st batch should include:

No.	Equipment name	Type	Units	Delivery date	Venue
1	Wind turbines	DW1.0/56	10	4 Ms aft. the signing date	Project site
2	Centralized surveillance system	DW-CT02	1	4 Ms aft. the signing date	Project site
3	Replacement parts		1	4 Ms aft. the signing date	Project site
4	Consumable products		1	4 Ms aft. the signing date	Project site
5	Specialized tools		1	4 Ms aft. the signing date	Project site
6	Training (domestic)		120ppls days	2 Ms aft. the signing	Wuhan
7	Training (oversea)		30ppls days	2 Ms aft. the signing	Sweden
8	Installation and testing			1 Week aft. equipment delivery	Project site
9	Technical support	24 months		After installation	Project site
10	Technical documents		10	Prior to signing contract	Project site
11	Transportation and insurance		10	To be arranged before transportation	Project site

3.1.2.	2nd batch should include:

No.	Equipment name	Type	Units	Delivery date	Venue
1	Wind turbines	DW1.0/56	40	10 Ms aft. receiving the notice from the buyer	Project site
2	Replacement parts		1	10 Ms aft. receiving the notice from the buyer	Project site
3	Consumable products		1	10 Ms aft. receiving the notice from the buyer	Project site
4	Installation and testing			1 Week aft. equipment delivery	Project site
5	Technical support	24 Ms		After installation	Project site
6	Technical documents		40	Prior signing the contact	Project site
7	Transportation and insurance		40	To be arranged before transportation	Project site

4.	Contract terms

4.1.	Total contract is valued at RMB 316.900238 million, including:

4.1.1.	50 units of wind turbines at RMB 287.50 million (50units×RMB 5.75 million per unit)

4.1.2.	Others at RMB 29.400238 million, including technical documents, technical service fees, taxes, transportation costs, insurance and other expenses related to the contract.

5.	Payment terms

5.1.1.	Within 30 days after the contract effective date, buyer should pay 5% (RMB 15.845 million) to the supplier as deposit

5.1.2.	Within 60 days after the contract effective date, buyer should pay 25% of the 1st batch equipment price (RMB 15.6875 million) to the supplier as pre-payment.

5.1.3.	Upon the delivery of the equipment at project site, buyer should pay 35% of the 1st batch equipment price (RMB 21.9765 million) to supplier

5.1.4.	Upon successful testing, the buyer should pay 30% of the 1st batch equipment price (RMB 18.837 million) to supplier.

5.1.5.	Retention money as 5% of the 1st batch equipment price (RMB 3.1395 million) to be paid by buyer after signing the final acceptance letter.

5.2.	Payment terms of the 2nd batch equipments:

5.2.1.
After receiving a written notice from the buyer, and within 30 days that the supplier commences the production of the 2nd batch equipments, the buyer should pay 25% of the 2nd batch equipment price (RMB 63.5275 million) as pre-payment to the supplier.

5.2.2.	35% of the 2nd batch equipment price (RMB 88.9385 million) should be paid to the supplier after buyer receives the equipments.

5.2.3.	30% of the 2nd batch equipment price (RMB 76.233 million) to be paid after installation and testing.

5.2.4.	5% retention money (RMB 12.7055 million) to be paid after signing the final acceptance letter.